PGIM INVESTMENTS | Bringing you the investment managers of Prudential Financial, Inc.
PRUDENTIAL QMA STRATEGIC VALUE FUND

A: SUVAX	B: SUVBX	C: SUVCX	Q: SUVQX	R: PRVRX	Z: SUVZX
SUMMARY PROSPECTUS  |  April 26, 2017
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at www.pgiminvestments.com/docs. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prospectus@prudentialfundsemail.com. The Fund's Prospectus and SAI, both dated April 26, 2017, as supplemented and amended from time to time, and the Fund's most recent shareholder report, dated February 28, 2017, are all incorporated by reference into (legally made a part of) this Summary Prospectus.
INVESTMENT OBJECTIVE
The investment objective of the Fund is long-term growth of capital.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $25,000 or more in shares of the Fund or other funds in the PGIM Investments family of funds. More information about these discounts as well as other waivers or discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 21 of the Fund's Prospectus, Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries on page 43 of the Fund's Prospectus and in Rights of Accumulation on page 55 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class Q	Class R	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.5%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	1%	5%	1%	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None
Redemption fees	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class Q	Class R	Class Z
Management fees	.80%	.80%	.80%	.80%	.80%	.80%
+ Distribution and service (12b-1) fees	.30%	1.00%	1.00%	None	.75%	None
+ Other expenses	.19%	.19%	.19%	.08%	.19%	.19%
= Total annual Fund operating expenses	1.29%	1.99%	1.99%	.88%	1.74%	.99%
– Fee waiver and/or expense reimbursement	(.22)%	(.17)%	(.17)%	(.08)%	(.42)%	(.17)%
= Total annual Fund operating expenses after fee waiver and/or expense reimbursement(1)	1.07%	1.82%	1.82%	.80%	1.32%	.82%
(1) The manager has contractually agreed to waive and/or reimburse up to .17% of its management fees from the Fund through June 30, 2018 to the extent that the Fund’s net operating expenses (exclusive of taxes, interest, distribution (12b-1 fees) and certain extraordinary expenses) exceed .80% of the Fund’s average daily assets on an annualized basis as a result of the merger of the Target Large Capitalization Value Portfolio into the Fund, which occurred on June 19, 2015. Expenses waived/reimbursed by the manager may be recouped by the manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Separately, the distributor has contractually agreed until June 30, 2018 to reduce its distribution and service (12b-1) fees to .25% and .50% of the average daily net assets of Class A and Class R shares, respectively. These waivers may not be terminated prior to June 30, 2018 without prior approval of the Fund’s Board of Trustees.
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only
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reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$653	$916	$1,199	$2,003	$653	$916	$1,199	$2,003
Class B	$685	$908	$1,157	$2,038	$185	$608	$1,057	$2,038
Class C	$285	$608	$1,057	$2,303	$185	$608	$1,057	$2,303
Class Q	$82	$273	$480	$1,077	$82	$273	$480	$1,077
Class R	$134	$507	$904	$2,017	$134	$507	$904	$2,017
Class Z	$84	$298	$531	$1,198	$84	$298	$531	$1,198
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 126% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Fund invests in a diversified portfolio of large-cap company stocks that the subadviser believes are attractively priced when evaluated using quantitative measures such as price-to-earnings (P/E), price-to-cash flow (P/CF), and price-to-book (P/B) ratios. The Fund currently considers large capitalization companies as companies with market capitalizations within the range of companies included in the Russell 1000 Index or the S&P 500 Index. Although the strategy emphasizes attractive valuations, the subadviser also considers other quantifiable characteristics. Such characteristics may include measures of earnings quality, external financing, or trends in the earnings outlook. The emphasis placed on valuation and other factors may vary over time and with market conditions.
Quantitative techniques, which focus on objective measurement and analysis of data, also guide portfolio construction. To manage risk, we limit certain exposures such as the proportion of assets invested in an individual stock or industry. Although the strategy is primarily quantitative, the investment management team also exercises judgment when evaluating underlying data and positions recommended by our quantitative process.
Principal Risks. All investments have risks to some degree. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Equity Securities Risk. The price of a particular stock the Fund owns could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of them in which the Fund invests could go down. Different sectors of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Value Style Risk. Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may not be undervalued.
Large Capitalization Company Risk. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.
Active Trading Risk. The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences.
Market Events Risk. Events in the financial markets have resulted in, and may continue to result in, an unusually high degree of volatility, both in foreign and US markets. This market volatility, in addition to reduced liquidity in credit and fixed-income markets, may adversely affect issuers worldwide. Furthermore, the impact of policy and legislative changes in the US and other countries may not be fully known for some time. This environment could make identifying investment risks and opportunities especially difficult for the subadviser.

Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Performance. The following bar chart shows the Fund's performance for Class A shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the average annual returns of each of the Fund’s share classes and also compares the Fund’s performance with the average annual total returns of an index or other benchmark and a group of similar mutual funds. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.pgiminvestments.com.

Best Quarter:		Worst Quarter:
17.37%	3rd Quarter 2009	-21.21%	4th Quarter 2008

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the management fee waiver and/or expense reimbursement and the distribution and service (12b-1) fee waiver, the annual returns would have been lower as well. The total return for Class A shares from January 1, 2017 through March 31, 2017 was 2.52%.
Average Annual Total Returns % (including sales charges) (as of 12-31-16)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class B shares	16.52%	13.23%	4.46%	—
Class C shares	20.63%	13.35%	4.47%	—
Class Q shares*	N/A	N/A	N/A	N/A (4/26/17)
Class R shares	22.15%	N/A	N/A	8.82% (6/19/15)
Class Z shares	22.83%	14.50%	5.51%	—

Class A Shares % (including sales charges)
Return Before Taxes	15.67%	12.93%	4.65%	—
Return After Taxes on Distributions	14.55%	11.21%	3.55%	—
Return After Taxes on Distributions and Sale of Fund Shares	9.79%	10.10%	3.54%	—
° After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.
*Average annual total returns are not shown for Class Q shares, because Class Q shares are new.  Performance for Class Q shares will be included after Class Q shares have been in existence for a full calendar year.
Index % (reflects no deduction for fees, expenses or taxes)
Russell 1000 Value Index	17.34%	14.80%	5.72%	—
S&P 500 Index	11.94%	14.65%	6.94%	—

Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Multi-Cap Value Funds Average[1]	15.81%	13.36%	5.46%	—
Lipper Large-Cap Value Funds Average	14.64%	13.28%	5.02%	—
1 The Fund is compared to the Lipper Large-Cap Value Performance universe, although Lipper classifies the Fund in the Lipper Multi-Cap Value Funds Performance universe. The Lipper Large-Cap Value Funds Performance universe is utilized because the Fund’s manager believes that the funds included in this universe provide a more appropriate basis for Fund performance comparisons.

MANAGEMENT OF THE FUND
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Quantitative Management Associates LLC	Mitchell Stern, PhD	Managing Director & Portfolio Manager	April 2014
		Stephen Courtney	Managing Director & Portfolio Manager	April 2014
		Robert Leung, CFA	Senior Associate & Portfolio Manager	July 2009
BUYING AND SELLING FUND SHARES
	Minimum Initial Investment	Minimum Subsequent Investment
Fund shares (most cases)*	$2,500	$100
Retirement accounts and custodial accounts for minors	$1,000	$100
Automatic Investment Plan (AIP)	$50	$50
*Note: Class B shares are closed to new purchases. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Class B Shares” in the Prospectus for more information.
Your financial intermediary may impose different investment minimums. You can purchase or redeem shares on any business day that the Fund is open through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.pgiminvestments.com
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